                                                                    EXHIBIT 10.1

                              RESELLER AGREEMENT


     This Reseller Agreement (this "Agreement") is made as of March 20, 1996, by and between PageMart, Inc., a Delaware corporation ("PageMart"), and Excel Telecommunications, Inc., a Texas corporation ("Excel").

     Recitals.  PageMart is in the business of providing paging and wireless
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communications products and services, and Excel is in the business of providing and reselling telecommunications services. PageMart desires to provide to Excel and Excel desires to resell certain of PageMart's products and services to its customers in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and for the mutual promises set forth below, the parties, intending to be legally bound, hereby agree as follows:

                            I. PRODUCTS AND SERVICES
                            ------------------------

     1.1  Purchase and Sale.  As set forth below, PageMart shall provide the
          -----------------
paging products and services (collectively, the "Services") to Excel according to the prices and rates more specifically described in Exhibit A ("Charges").
                                                       ---------
Beginning on the date hereof and subject to the terms hereof, Excel may resell Services to its customers ("Excel Customers") on terms and rates set by Excel in its sole discretion.

     1.2   Modification of Services.  PageMart reserves the right, in its sole
           ------------------------
and absolute discretion, to modify, add, and/or delete Services and to modify its paging network and or its method of operating its paging network at any time. PageMart shall provide Excel at least ninety (90) days prior written notice of any material modification, addition, and/or deletion to its paging network that has an adverse effect on the Services to be provided to Excel Customers. Notwithstanding the foregoing, Excel Customers shall receive the Services as provided throughout the term of this Agreement to the extent available to any other end users in any particular region.

     1.3  Trademark and Trade Name.  PageMart and Excel hereby acknowledge and
          ------------------------
agree that the Services will be marketed and sold to Excel Customers under the tradename ["EXCEL"] or such other tradename, servicemark, or trademark that Excel shall desire to use. All customer billing, customer care and customer contact of any nature with the Excel customers will be conducted by and in the name of Excel, except as otherwise provided herein. Notwithstanding anything to the contrary contained herein, unless otherwise specifically agreed to in writing by the parties, neither party hereto shall use the servicemarks, trademarks, and trade names of the other party.

     1.4  Nonexclusivity.  PageMart and Excel hereby acknowledge and agree that
          --------------
the Services shall be provided to Excel on a nonexclusive basis, and PageMart shall have the right to market and sell such Services to other entities except as provided in Section 9. Nothing herein shall limit Excel's right to receive paging services from any other company or (subject to the provisions of Section
8.2 below) from migrating any of its subscribers to another paging network upon 30 days notice, provided, however, that in no event shall Excel be permitted to transfer PageMart Numbers (as defined in Section 3.1(a) of this Agreement).

     1.5  "FLEX" Technology.  If "FLEX" receivers are available that meet the
          -----------------
compatibility requirements of PageMart, Excel will assign Excel Customers to such receivers. Until "FLEX" receivers meeting such requirements are available, Excel will assign Excel Customers to 2400 BAUD receivers. As "FLEX" receivers are added to the PageMart paging network, Excel will assign all new Excel Customers to such "FLEX" receivers. In no case shall Excel be allowed to assign non-"FLEX" receivers after December 31, 1996. Notwithstanding anything to the contrary contained herein, PageMart hereby acknowledges and agrees that Excel shall have the right to assign 2400 BAUD receivers until such inventory is depleted.

     1.6  PCS.  If and when "Personal Communications Services" ("PCS") become
          ---
available through PageMart to any of its customers, PageMart will make such PCS services available to Excel for resale to the Excel Customers at the Best Service Rate (as defined in Article V of this Agreement).

     1.7  Marketing.  Excel, through its network marketing system, shall use its
          ---------
reasonable efforts to promote and market the Services. PageMart will from time to time provide Excel with examples of PageMart's advertising/sales literature. Excel shall not make any representation and shall instruct its independent contractors (who are not employees of Excel, and thus not subject to supervision by Excel), not to make any representations or warranties regarding the Services that are inconsistent with or which are not contained in the most current version of the advertising/sales literature provided to Excel by PageMart.

                              II.  PAGING NETWORK
                              -------------------

     2.1  Capacity of PageMart Network.  PageMart hereby represents and warrants
          ----------------------------
that it has the capacity on its paging network ("PageMart Network") and the resources, capability, and expertise to add and provide Services to Excel Customers promptly upon Excel's request for activation. PageMart further represents and warrants that Excel's ability to add new Excel Customers to the existing PageMart Network will not be limited by geographical or technological constraints, including but not limited to, type of pager, location of pager, or source of pager number, except as described on Exhibit B hereto. If capacity to
                                               ---------
add new Excel Customers to the PageMart Network is limited in any way by geographical, technological, or other constraints, PageMart shall promptly pursue all reasonable means to expand and upgrade the PageMart Network to support such new customers.

     2.2  Maintenance of PageMart Network.  PageMart hereby covenants and agrees
          -------------------------------
to maintain the transmission quality and functionality of the PageMart Network consistent with paging industry standards. PageMart agrees to meet the performance criteria as described in Exhibit C hereto.
                                     ---------

                              III.  PAGING NUMBERS
                              --------------------

     3.1  Provision.  Effective as of the date Excel obtains such necessary
          ---------
authorizations and approvals from the Federal Communications Commission ("FCC") and any other federal, state, and local governmental authority where required, PageMart and Excel hereby acknowledge and agree as follows:

     (a) PageMart shall provide Excel with available Direct Inward Dialing numbers ("PageMart Numbers") as available in certain territories, which may be assigned to Excel Customers by Excel. Neither Excel nor any Excel Customer shall acquire any property rights in such PageMart Numbers assigned by PageMart to Excel. Notwithstanding anything to the contrary contained herein, PageMart may not reassign activated PageMart Numbers previously assigned to Excel, except upon proper termination of this Agreement due to a material breach by Excel and the expiration of the appropriate cure period, and further PageMart may not reassign PageMart Numbers (except to Excel Customers), if deactivated, for a period of 30 days from the date of deactivation of such PageMart Numbers.

     (b) PageMart, at the request of Excel, shall activate, on the PageMart Network, paging numbers obtained by Excel from entities other than Pagemart ("Other Numbers") and shall provide Services to Excel Customers using Other Numbers. Such Other Numbers shall be the sole property of Excel and PageMart shall have no right in such Other Numbers, and, by way of example, PageMart shall not have the right to reassign such paging number for any reason, including but not limited to inactivity of the number or any other rights whatsoever in such numbers. Nothing contained herein shall prohibit PageMart from disconnecting Services to such Other Number in the event of a proper termination of this Agreement due to a material breach by Excel and the expiration of the appropriate cure period.

     Excel shall be responsible for any additional expenses Excel incurs with the addition of Other Numbers. Excel shall be responsible for any additional trunking costs or incremental terminal costs incurred as a result of the addition of Other Numbers. Notwithstanding anything to the contrary contained herein, any costs foregone by PageMart as a result of Excel not using PageMart Numbers shall be deducted from Excel's obligation to pay PageMart for any such additional expenses, additional trunking costs, and/or incremental terminal costs incurred as a result of the addition of Other Numbers.

     (c) Except as specifically provided in Section 10 and Exhibit D hereof, the
                                                           ---------
     warehousing and distribution of pagers shall be the sole responsibility of Excel.

     3.2  Number Activation/Discontinuance.  PageMart and Excel hereby
          --------------------------------
acknowledge and agree that each will use its best efforts to establish a link via electronic data exchange ("Electronic Exchange") between Excel and PageMart whereby Excel, among other things, will be able to directly (i) provision Service to; (ii) discontinue Service to; and (iii) upgrade or change Services to, Excel Customers. Prior to the establishment of the Electronic Exchange, Excel shall request that PageMart activate and discontinue service to Excel Customers in accordance with the procedure more particularly described on

Exhibit C. Notwithstanding anything to the contrary, PageMart, upon 24 hours
---------
written notice from Excel, shall discontinue service to any paging number of an Excel Customer. PageMart reserves the right to terminate such Electronic Exchange in the event of a proper termination of this Agreement due to a material breach by Excel and the expiration of the appropriate cure period.

     3.3  Minimum Period.  Any provision of PageMart Numbers shall be effective
          --------------
for, and Excel shall be obligated to pay for such numbers for, a minimum service period of one (1) month.

                       IV.  PAYMENT OBLIGATIONS OF EXCEL
                       ---------------------------------

     4.1  Invoicing; Late Payments.
          ------------------------

     (a) Each invoice submitted by PageMart to Excel (an "Excel invoice") must be paid by Excel via wire transfer of immediately available U.S. funds to an account designated by PageMart so that the payment is received by PageMart within 30 days from the date of the Excel invoice. PageMart agrees that (i) the Excel invoice date will be the same day the Excel invoice is faxed to Excel, and (ii) the Excel invoice will be faxed on a business day to the facsimile number set forth in Section 12.2 hereof or such other number provided in writing by Excel.

     (b) Excel may withhold payment on amounts disputed in good faith by providing written notice of disputes with an Excel invoice within thirty
     (30) business days after receipt. Alternatively, Excel may pay disputed or undiscovered discrepancies without losing any of its rights to recovery. If Excel does not report a good-faith dispute within 120 business days following the invoice date, Excel is deemed to have waived its dispute rights for that Excel invoice and the PageMart billing system inputs and outputs are deemed accurate and final. PageMart will use reasonable efforts to resolve timely disputes within 30 business days after its receipt of the dispute notice. If such dispute is not resolved within 30 business days after receipt of such notice, then either party may commence an arbitration proceeding against Excel in accordance with the terms hereof.

     (c) Charges shall be billed and payable following the end of each period (which shall not be shorter than 30 days) preceding the period in which actual usage will be incurred. All Charges shall be due and payable by Excel to PageMart without demand within 30 days of the date of invoice. Any amount not received by PageMart on the due date specified above will be deemed past due. In the event that any payment remains unpaid after 30 days following the date of the first PageMart invoice (other than amounts that are disputed in good faith), such payment shall be subject to a late payment charge equal to the lesser of: (A) one and one-half percent of the unpaid balance per month from the invoice date; or (B) the maximum rate allowed under applicable state law.

     4.2  Cure Period.  If Excel fails to timely pay any Excel invoice, other
          -----------
than amounts disputed pursuant to Section 4.1(b), Excel shall be in breach of this Agreement. Excel shall have 30 days after the receipt of written notice from PageMart to cure such payment breach. Payment shall be deemed made when the transfer has been confirmed by PageMart's receiving bank. If Excel does not timely cure the breach within this 30 day period, PageMart shall have the option to purchase those Excel Customers subscribing to the Services in accordance with the terms and conditions set forth on Exhibit E (the "Option"). To properly
                                      ---------
exercise the Option, PageMart must give Excel notice of its intent to exercise the Option within sixty (60) days of the expiration of the cure period. In any event, if PageMart exercises the Option, the effective date of such exercise will be the sixtieth (60th) day after the expiration of the cure period (the "Option Exercise Date"). PageMart agrees that it shall continue to provide Services to Excel Customers through the Option Exercise Date. Excel agrees to pay for such Service through the Option Exercise Date and shall have the right to cure the payment breach at any time prior to the Option Exercise Date. In the event Excel so cures the breach, the Agreement will be immediately reinstated. If PageMart exercises the Option described in this Section

4.2, PageMart will purchase the Excel Customers pursuant to the terms of a purchase agreement substantially in the form of Exhibit E attached hereto.

                             V.  BEST SERVICE RATE
                             ---------------------

     PageMart hereby covenants, represents, and warrants that Charges set forth on Exhibit A are at least equal to or lower than any rates offered by PageMart
   ---------
to any other resellers for Services at equivalent volume levels on similar terms and conditions, including payment terms, as the Services offered hereunder ("Best Service Rate"). PageMart covenants and agrees that if the Charges, at any time during the term of this Agreement, exceed the Best Service Rate, then PageMart shall promptly adjust such Charges accordingly.

                                    VI. TERM
                                    --------

     6.1  Term.  Unless earlier terminated pursuant to the terms hereof, the
          ----
term (the "Initial Term") of this Agreement shall commence upon the date hereof and shall continue through the third anniversary of the date of this Agreement and shall renew for successive one (1) year periods unless sooner terminated by either party upon written notice to the other party at least six (6) months prior to the end of the Initial Term or the end of such renewal period.

     6.2  Nonrenewal.  If the term of this Agreement expires and this Agreement
          ----------
is not renewed pursuant to Section 6.1 above (the "Nonrenewal"), PageMart shall continue to provide the Services to those Excel Customers who subscribed to the Services as of the date of the Nonrenewal, and the terms of this Agreement shall remain in full force and effect with respect to those Excel Customers for so long as they remain Excel Customers.

                                VII.  REGULATION
                                ----------------

     Excel acknowledges that the activities of PageMart and/or its affiliates in connection with the provision of Services hereunder are regulated by the FCC and that the activities of PageMart and Excel in connection with the transactions contemplated by this Agreement are or may be subject to regulation by authorities in the individual states of operation. Accordingly, Excel and PageMart hereby acknowledge and agree as follows:

     7.1  Consents.  The execution, delivery, and performance of this Agreement
          --------
and the transactions contemplated hereby are subject to the receipt of any necessary prior approvals or authorizations by or from the FCC or any other federal, state, or local governmental authority. Excel and PageMart agree to use their best efforts to obtain such approvals and authorizations applicable to them.

     7.2  Compliance with Regulation.  Excel and PageMart hereby acknowledge and
          --------------------------
agree that each shall comply, in all material respects, with all statutes, laws, regulations, tariffs, and orders adopted or issued by any governmental authority governing the provision of Services by PageMart to Excel and by Excel to Excel Customers. In the event the FCC or any other governmental entity shall require any material additions, deletions, or modifications to the terms or conditions of this Agreement, PageMart and Excel shall each use reasonable efforts to reconstitute this Agreement to comply with such requirements, but only to the extent that such modifications would not materially affect the rights and obligations of the parties hereto.

     7.3  Records.  Excel shall maintain records regarding its resale to the
          -------
extent required by the FCC or any other governmental authority.

     7.4  Control of Radio Facilities.  Excel acknowledges and agrees that
          ---------------------------
PageMart or its affiliate is the FCC licensee of the radio paging facilities used to provide Services to Excel hereunder and that PageMart or its affiliate has the sole authority and responsibility to ensure that the paging facilities are operated in accordance with the terms of their licenses and the rules and regulations of the FCC. No provision of this Agreement shall be construed as vesting in Excel any control over the radio paging facilities licensed to PageMart or its affiliate, and PageMart or its affiliate shall maintain full responsibility for control, supervision, operation, and maintenance of such facilities.

                               VIII.  TERMINATION
                               ------------------

     8.1  Nonpayment.  PageMart may terminate this Agreement, if Excel has
          ----------
failed to pay any amounts due under Section 4.1 hereof, and Excel fails to cure such default as set forth in Section 4.2 hereof.

     8.2   Minimum Threshold.  If Excel shall fail to have and maintain a
           -----------------
minimum number of ten thousand (10,000) pager numbers assigned within six (6) months of the commencement of Services, PageMart may terminate this Agreement in its sole discretion. Prior to termination, Excel shall be granted the option of accepting billing and payment for a minimum number of such amount of pager numbers per Exhibit A.

     8.3    Other Breaches.  PageMart may terminate this Agreement upon written
            --------------
notice and with no further liability if Excel commits a material breach or default of any of the provisions of this Agreement other than those set forth in
Section 8.1 or 8.2 above ("Other Breach"), and such Other Breach has not been cured within forty-five (45) days after receipt by Excel of written notice of such Other Breach. If at any time Excel cures such Other Breach prior to the expiration of the 45 day cure period, this Agreement shall be reinstated immediately. Notwithstanding anything to the contrary, PageMart represents, acknowledges, and agrees that it shall, in accordance with the terms of this Agreement, continue to provide the Services to Excel Customers during the 45 day cure period. PageMart represents, acknowledges, and agrees that it shall continue to provide Services to existing Excel Customers as described in Section
6.2 hereof.

     8.4  Failure of Performance by PageMart.
          ----------------------------------

     (a) The liability of PageMart for damages for any mistake, omission, termination, interruption, delay, error, or defect in transmission, other than from gross negligence or willful misconduct (a "Failure of Performance") occurring in the furnishing of Services hereunder shall be limited to not charging Excel for any Services which PageMart failed to provide. PageMart shall provide refunds or credits for defective pagers or other customer equipment, in accordance with the procedures more particularly described on Exhibit C.

     (b) In the event of a Failure of Performance, PageMart shall use its reasonable efforts to correct such failure as soon as reasonably practicable in accordance with procedures agreed to by both parties.

     (c) Excel may cancel this Agreement without incurring any liability if (i) PageMart fails to provide a paging network as warranted in Section 1 hereof (whether or not caused by force majeure), (ii) PageMart fails to substantially satisfy the performance criteria as described in Exhibit C, or (iii) PageMart fails to fulfill any of its material obligations set forth in this Agreement; provided, however, Excel must give PageMart written notice of any such default and an opportunity to cure such default within fifteen (15) days of the notice. In the event PageMart fails to cure any such default within the fifteen (15) day period on more than three occasions within any six (6) month period, Excel may cancel this Agreement without incurring any liability or cancellation charge relating thereto. "Cure", with respect to any default involving an action or response required within a certain timeframe, shall mean that, at any time during the fifteen (15) day cure period, PageMart corrects any failure or makes a required action or response during the required timeframe.

     8.5  Survival of Provisions.  Following any termination of this Agreement,
          ----------------------
Articles IX and XI shall continue in full force and effect in accordance with their terms.

                              IX.  NONSOLICITATION
                              --------------------

     PageMart covenants and agrees that, during the term of this Agreement and for a period of two (2) years thereafter, neither it nor its affiliates shall market to, solicit, or seek to solicit any Excel Customer, who was an Excel Customer prior to or during the term of this Agreement or in any other manner attempt directly or indirectly to influence, induce, or encourage any such Excel Customer to become a customer of PageMart or a customer of any of PageMart's affiliates. During the term of this Agreement and for a period of two (2) years thereafter, PageMart further covenants and agrees that neither it nor its affiliates shall disclose to any person or entity the names and addresses of Excel Customers. Notwithstanding the foregoing, nothing contained herein shall prohibit PageMart from directly activating Excel Customers that contact PageMart through no marketing or solicitation effort by PageMart.

                       X.  TECHNICAL AND INTERIM SUPPORT
                       ---------------------------------

     10.1  Technical Support.  Throughout the term of this Agreement, PageMart
           -----------------
hereby agrees to provide such technical support and assistance to Excel Customers, as set forth on Exhibit C, that is of equal quality as such technical
                           ---------
support and assistance offered by PageMart to its own customers.

     10.2  Interim Support.  As partial consideration for Excel to enter into
           ---------------
this Agreement, PageMart hereby covenants and agrees to assist Excel in the implementation of a paging operation, as set forth on Exhibit C, including, but
                                                      ---------
not limited to, assistance with (i) customer service, (ii) billing, (iii) information systems and programming support, (iv) provisioning of customers, (v) warehousing, (vi) distribution, and (vii) monitoring of fraud.

                          XI. CONFIDENTIAL INFORMATION
                          ----------------------------

     11.1  Treatment of Information.  Each party acknowledges that all
           ------------------------
Confidential Information (as such term is defined below) of the other party is a trade secret of the other party. All Confidential Information of any party remains its exclusive property. Each party: (i) shall not reproduce or use any Confidential Information of the other party or its affiliates, however acquired and whether acquired before, during or after the term of this Agreement, except to the extent reasonably required for the performance hereof; and (ii) except as set forth herein, shall not disclose, or allow the disclosure of, any such Confidential Information to any person (including its own personnel and affiliates) without the written consent of such other party, except (i) to employees and directors of such party as necessary for the performance of its obligations hereunder; (ii) to third parties rendering professional accounting, financial, consulting, or legal services to such party; (iii) to third parties providing financing, insurance or brokerage services to such party; or (iv) to potential purchasers of such party.

     "Confidential Information" shall mean, with respect to a party, all of the
      ------------------------
following, whether oral or written: the terms of this Agreement, all business and financial reports, statements, and other information, cost data, customer lists, data, designs, design specifications, developments, documentation, "know-how" experience, information concerning customers, contracts, operations, sales, personnel, products or suppliers, knowledge, marketing information, methods, models, plans, policies, practices, price data, procedures, processes, products, programs, research, software, specifications, strategies, supplier lists, technical information, test data, trade secrets, owned by, generated by, or disclosed by, such party or of any affiliate of such party and any other information normally understood to be or designated as confidential or proprietary by such party, except to the extent publicly known other than by
                           ------
breach hereof, in the public domain, obtained from any person not in breach of any obligation to such party, or independently developed by the other party.
All analyses, compilations, studies or other documents prepared by a party using Confidential Information of the other party shall also be deemed to be Confidential Information of such other party. Each party shall use, in maintaining the confidentiality of the Confidential Information of the other party, at least the same degree of care it uses, or, if greater, that a prudent person would use, in maintaining the confidentiality of its own information of a similar nature.

     11.2  Required Disclosure.  Notwithstanding the foregoing, however, any
           -------------------
party may make Confidential Information of the other party available (i) on a confidential basis to its lenders and (ii) as required by law, judicial order, or under federal or state securities disclosure rules. To the extent any party is required to disclose Confidential Information by any court or governmental agency, such party shall, if permitted by applicable law, promptly inform the other party of such requirement with sufficient time to allow the other party to seek a protective order restraining such disclosure, and if reasonably requested to do so, shall cooperate with such other party (at the expense of such other party) to obtain such protective order. Notwithstanding anything to the contrary, PageMart and Excel acknowledge and agree that in any filing with the SEC, the filing party shall use its reasonable best efforts to request and obtain confidential treatment of the material terms of this Agreement, including but not limited to the Charges.

     11.3  Obligations Upon Termination.  Upon the termination of this Agreement
           ----------------------------
and at the request of any party, the other party to whom such Confidential Information has been disclosed shall promptly return all materials relating to, based on, or incorporating, the Confidential Information of such party, or, with such party's written consent, promptly destroy such materials, provided, however, that one copy may be retained by the legal counsel of such other party. The obligations of each party hereunder relating to Confidential Information shall survive the termination of this Agreement for a period of five years.

     11.4  Equitable Remedies.  In the event any party fails to perform any
           ------------------
obligation hereunder relating to Confidential Information, the other party will suffer irreparable harm and will not have an adequate remedy at law for monetary damages. Accordingly, in addition to any other remedy available at law or in equity, such other party shall be entitled to injunctions (or other appropriate equitable remedies) to prevent a breach of this Agreement and to obtain specific enforcement of the performance of such obligation, without the posting of a bond or other security.

     Neither party shall in any manner advertise or publish or release for publication any statement mentioning the other party or the fact that the other party has furnished or contracted to furnish goods and services hereunder or quote the opinion of any employees of such other party, unless written consent of such other party shall first be obtained or unless required by law.

     Notwithstanding the foregoing, the existence and terms of this Agreement may be disclosed by either party to investors or potential investors in securities of either party and/or in any filing with the Securities and Exchange Commission and/or filed as an exhibit thereto.

                              XII.  MISCELLANEOUS
                              -------------------

     12.1  Warranty.  PageMart will provide a paging network with transmission
           --------
quality and functionality consistent with paging industry standards and government regulations. EXCEL ACKNOWLEDGES THAT PAGEMART HAS NOT MADE ANY REPRESENTATION OR WARRANTY REGARDING THE PRODUCTS OR SERVICES NOT CONTAINED HEREIN. PAGEMART DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO THE MERCHANTABILITY, DESIGN, CONDITION, DURABILITY, PERFORMANCE, QUALITY, CAPACITY, TECHNICAL COMPATIBILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PRODUCTS AND SERVICES, ALTHOUGH EXCEL SHALL HAVE A RIGHT OF REFUND OR CREDIT FOR DEFECTIVE PAGERS OR OTHER CUSTOMER EQUIPMENT.

     12.2  Notices.  Each notice, consent, approval, request, claim, demand,
           -------
direction or other communication (each, a "notice") relating to this Agreement
                                           ------
shall be in writing and shall be: (i) given in person; (ii) sent by registered or certified mail (return receipt requested) or courier; or (iii) transmitted by facsimile machine, with a copy of such transmission delivered by one of the foregoing methods. Each properly given notice shall be deemed to have been given as of the earlier of (i) delivery, (ii) four days after the date of mailing, or
(iii) the date of facsimile transmission (receipt of which is orally confirmed or which date is indicated by the facsimile machine of any party). Notices not given in person shall be made to the following persons at the following addresses and facsimile telephone numbers (which may be changed only by properly given notice):

     If to PageMart:  PageMart, Inc.
                      6688 N. Central Expsy.
                      Suite 800
                      Dallas, Texas  75206
                      Telecopy Number:  (214) 692-3214
                      Attention:  Kenneth L. Hilton

     with a copy to:  PageMart, Inc.
                      6688 N. Central Expsy.
                      Suite 800
                      Dallas, Texas  75206
                      Telecopy Number:  (214) 373-6676
                      Attention:  Corporate Counsel

     If to Excel:     Excel Telecommunications, Inc.
                      9330 LBJ Freeway, Suite 1200
                      Dallas, Texas 75243
                      Telecopy Number:  (214) 664-3746
                      Attention:  Kenny A. Troutt

     with copy to:    Excel Telecommunications, Inc.
                      9330 LBJ Freeway, Suite 1200
                      Dallas, Texas 75243
                      Telecopy Number:  (214) 889-4002
                      Attention:  J. Christopher Dance, Esq.

     12.3  Subject to Laws.  This Agreement is subject to all applicable
           ---------------
federal, state, and local laws, and regulations, rulings and orders of governmental agencies, including, but not limited to, the Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended, the Rules and Regulations of the FCC and state public utility or service commissions ("PSC"), and the obtaining and continuance of any required certification, permit, license, approval or authorization of the FCC and PSC or any governmental body. To the extent any term or condition in PageMart's tariff relating to the Services is inconsistent with any term or condition in this Agreement, this Agreement shall govern.

     12.4  Assignment.  Neither party shall assign or transfer its rights or
           ----------
obligations under this Agreement without the prior written consent of the other party which shall not be unreasonably withheld or delayed, except that each party shall be entitled to assign the Agreement to its affiliates and to create a security interest in this Agreement in favor of its lenders. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. In the event of an assignment hereof by a party, such party shall remain directly and primarily liable for the performance of its obligations hereunder and the other party may enforce the provisions hereof against such party without demand upon or proceeding in any way against any other person.

     12.5  Indemnity.  Excel agrees to indemnify and hold harmless PageMart, its
           ---------
affiliates, their respective directors, officers, employees, agents, subsidiaries and assignees, from and against any claims, costs, damages, judgments or expenses (including reasonable attorney's fees and court costs) arising out of or attributable to the breach of this Agreement by Excel or the violation by Excel of applicable law or resulting from the willful misconduct or gross negligence of Excel. PageMart agrees to indemnify and hold harmless Excel, its affiliates, their respective directors, officers, employees, agents, subsidiaries and assignees, from and against any claims, costs, damages, judgments or expenses (including reasonable attorney's fees and court costs) arising out of or attributable to the gross negligence or willful misconduct of PageMart, including, but not limited to, the termination of this Agreement without good cause.

     12.6  Arbitration.  The parties agree that in the event a dispute shall
           -----------
arise between the parties as to their respective rights, duties and obligations under this Agreement, such disputes shall be exclusively resolved by binding arbitration under the Rules of the American Arbitration Association with arbitration to be held at Dallas, Texas. The arbitrator may award, in addition to declaratory relief, damages as provided for herein and shall award attorney fees and costs to the prevailing party inclusive of activities in the enforcement and appeal of the award. This provision shall not prohibit either party from seeking permanent or preliminary injunctive relief in any court of competent jurisdiction. The award of the arbitrator may be enforced in any court of competent jurisdiction.

     12.7  Governing Law.  This Agreement shall be interpreted and enforced in
           -------------
accordance with, and its validity and performance shall be governed by, the laws of the State of Texas without regard to its principles of choice of law. To the maximum extent practicable, this Agreement will be deemed to call for performance in Dallas County, Texas. The parties consent to and agree to submit to the jurisdiction of the courts within Dallas County, Texas. Venue in any such dispute, whether in federal court or state court, shall be in Dallas County, Texas.

     12.8  Severability.  The provisions of this Agreement shall be interpreted,
           ------------
if possible, so as to be valid, legal, and enforceable. The provisions of this Agreement are intended to be severable. In the event any provision contained herein is held to be invalid, illegal, or unenforceable in any jurisdiction: (i) such provision shall, as to such jurisdiction, be ineffective to the extent so invalid, illegal, or unenforceable without affecting the validity, legality, or enforceability thereof in any other jurisdiction or the remaining provisions of this Agreement, which shall remain in force and effect: and (ii) to the extent legally permissible, a valid, legal, and enforceable provision which reflects the original intent and economic interest of the parties shall be substituted for such invalid, illegal, or unenforceable provision.

     12.9  Limitation of Liability.  Notwithstanding any other provision of this
           -----------------------
Agreement, the liability of PageMart to Excel resulting from PageMart's failure or inability to provide the Services specified herein shall be limited as set forth in Sections 8.4 and 12.5 hereof. Other than as so provided, Excel's sole remedy for PageMart's failure or inability to perform its obligations hereunder shall be to terminate this Agreement as provided in Article VIII. EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF PAGEMART OR EXCEL, AS THE CASE MAY BE, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, OR PAGEMART TO EXCEL CUSTOMERS OR EXCEL'S INDEPENDENT CONTRACTORS, FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, INDIRECT,

SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTES OR ANY OTHER LEGAL THEORY. NOTHING HEREIN SHALL BE CONSTRUED TO LIMIT EXCEL'S RIGHT TO RECEIVE REFUNDS OR CREDITS FOR DEFECTIVE PAGING OR OTHER CUSTOMER EQUIPMENT.

     12.10  Waiver.  The delay or failure of either party to enforce or insist
            ------
upon compliance with any of the terms or condition of this Agreement or to exercise any remedy provided herein, the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance shall not constitute the permanent waiver of any term, condition or remedy of or under this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified as provided herein.

     12.11  Facsimile Delivery.  This Agreement may be delivered by facsimile
            ------------------
transmission of an executed counterpart signature page hereof, and after attachment of such transmitted signature page to a copy of this Agreement, such copy shall have the same effect and evidentiary value as copies delivered with original signatures. Any party delivering this Agreement by facsimile transmission shall deliver to the other party, as soon as practicable after such delivery, an original executed counterpart signature page of this Agreement.

     12.12  Amendment.  Except as otherwise provided in this Agreement, any
            ---------
amendment to this Agreement must be in writing and signed by both parties.

     12.13  Final Agreement.  This Agreement sets forth the entire understanding
            ---------------
of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements or understandings related thereto, and no representation, promise, inducement, or statement of intention has been made by or on behalf of PageMart which is not embodied in such agreement.


     12.14  Force Majeure.  Neither party shall be liable for any failure of
            -------------
performance hereunder (except for obligations to make payments) due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock outs, work stoppages or other labor difficulties. However, this Section 12.14 shall not in any way excuse PageMart's obligation to meet the performance criteria in Exhibit C or the warranties in Section 12.1; provided that Excel's sole remedy shall be the right to terminate the Agreement pursuant to Section 8.4(c) with no further liability of PageMart.

     12.15  Taxes.  Except where Excel provides PageMart a valid certificate of
            -----
resale or such other documentation as would release PageMart from any tax liability, levy or duty, PageMart will bill Excel any duty, levy or tax, including but not limited to sales and use taxes, imposed by any local, state or federal government or governmental agency with respect to Products, Services and/or with respect to this Agreement itself.

     12.16  Effect of Termination.  Upon the expiration or termination of this
            ---------------------
Agreement and except as specifically set forth in Sections 4.2, 6.2, 8.3, and elsewhere herein, this Agreement shall no longer have any force or effect and neither party shall have any further obligation hereunder. No such expiration or termination shall affect, however, any then-existing claim (as such term is defined below), right, remedy, obligation or defense of any party with respect to (i) any payment to be made hereunder or (ii) any breach of any obligation hereunder. Notwithstanding anything to the contrary contained herein, upon the expiration or termination of this Agreement, other than a material breach of this Agreement by Excel, PageMart shall continue to provide the Services, in accordance with the terms of this Agreement, to those Excel Customers subscribing to the Services as of the date of such expiration or termination.

     12.17  No Personal Liability.  Each action or claim against any party
            ---------------------
arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this section and shall be entitled to enforce the obligations of this section.

     12.18  Further Documents.  Each party shall execute and deliver all other
            -----------------
documents necessary to fully perform its obligations hereunder.

     12.19  Counterparts.  This Agreement may be executed in more than one
            ------------
counterpart with the same effect as if all executing parties had executed the same document. Each such counterpart shall be deemed an original and such counterparts, taken together, shall constitute one and the same document.

     12.20  Authority.  Each individual executing below on behalf of a party
            ---------
hereby personally represents and warrants to the other party that such individual is duly authorized to so execute, and to deliver, this Agreement.

     12.21  Business Relationship.  This Agreement shall not create any agency,
            ---------------------
employment, joint venture, partnership, representation, or fiduciary relationship between the parties. Neither party shall have the authority to, nor shall any party attempt to, create any obligation on behalf of the other party.

     12.22  Fees and Expenses.  Neither party shall be responsible for the
            -----------------
payment of claims for (i) any fees or commissions of any broker, finder, consultant, intermediary or commission agent relating to this Agreement or the subject matter hereof incurred by the other party or (ii) any legal or other fees incurred by the other party incidental to the preparation, execution and delivery of this Agreement.

     12.23  Exhibits.  PageMart and Excel hereby acknowledge and agree that this
            --------
Agreement may be executed without the attachment of the exhibits referenced herein and shall be valid and binding upon the parties hereto after such execution; provided, however, if the terms and provisions of Exhibits A, B, C, and D are not formally approved by the parties within forty-five (45) days from the date hereof (each party's execution of such exhibits being the only valid evidence of such approval), then this Agreement shall be null and void. The exhibits attached hereto are hereby incorporated herein effective as of the first reference to such exhibit.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PageMart, Inc.                          Excel Telecommunications, Inc.


By: /s/ KENNETH L. HILTON               By: /s/ KENNY A. TROUTT
   -----------------------------------      ------------------------------------
   Kenneth L. Hilton, Executive             Kenny A. Troutt, President and Chief
   V.P., Strategic Business Units           Executive Officer

                                   ADDENDUM
                                      TO
                              RESELLER AGREEMENT


     This Addendum to the Reseller Agreement dated as of April 18, 1996, by and between PageMart, Inc. and Excel Telecommunications, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed there to in that certain Reseller Agreement dated March 20, 1996 by and between PageMart, Inc. and Excel Telecommunications, Inc. (the "Reseller Agreement").

     WHEREAS, Section 13.23 of the Reseller Agreement provides that the Reseller Agreement shall be null and void if the parties have not executed final forms of Exhibits A, B, C and D to the Reseller Agreement (the "Exhibits") within forty-five days of the date thereof; and

     WHEREAS, despite their efforts to date, the parties have not executed the final Exhibits and the execution period shall expire on May 4, 1996; and

     WHEREAS, the parties hereto deem it necessary and desirable to extend the time period within which the final Exhibits shall be finalized and executed.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and such further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The parties shall have until May 15, 1996 to formally approve and execute the Exhibits. Failing such execution shall render the Reseller Agreement null and void.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum, this 18th day of April, 1996.

PAGEMART, INC.                                   EXCEL TELECOMMUNICATIONS, INC.


By:  /s/ KENNETH L. HILTON                       By:  /s/ KENNY A. TROUTT
   ---------------------------                      ---------------------------
     Kenneth L. Hilton                                Kenny A. Troutt
     Executive V.P.                                   President and CEO
     Strategic Business Units

                                ADDENDUM NO. 2
                                      TO
                              RESELLER AGREEMENT


     This Addendum NO. 2 to the Reseller Agreement dated as of May 14, 1996, by and between PageMart, Inc. and Excel Telecommunications, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed there to in that certain Reseller Agreement dated March 20, 1996 by and between PageMart, Inc. and Excel Telecommunications, Inc. (the "Reseller Agreement"), as amended by the Addendum dated April 18, 1996.

     WHEREAS, Section 13.23 of the Reseller Agreement provides that the Reseller Agreement shall be null and void if the parties have not executed final forms of Exhibits A, B C and D to the Reseller Agreement (the "Exhibits") within forty-five (45) days of the date thereof; and

     WHEREAS, despite their efforts to date, the parties have not executed the final Exhibits and the execution period shall expire on May 15, 1996; and

     WHEREAS, the parties hereto deem it necessary and desirable to extend the time period within which the final Exhibits shall be finalized and executed.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and such further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The parties shall have until June 15, 1996 to formally approve and execute the Exhibits. Failing such execution shall render the Reseller Agreement null and void.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum, this 15th day of May, 1996.

PAGEMART, INC.                                   EXCEL TELECOMMUNICATIONS, INC.


By:  /s/ KENNETH L. HILTON                       By:  /s/ KENNY A. TROUTT
   -----------------------------                    ----------------------------
     Kenneth L. Hilton                                Kenny A. Troutt
     Executive V.P.                                   President and CEO
     Strategic Business Units

                                ADDENDUM NO. 3
                                      TO
                              RESELLER AGREEMENT


     This Addendum NO. 3 to the Reseller Agreement dated as of June 12, 1996, by and between PageMart, Inc. and Excel Telecommunications, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed there to in that certain Reseller Agreement dated March 20, 1996 by and between PageMart, Inc. and Excel Telecommunications, Inc. (the "Reseller Agreement"), as amended by the Addendum dated April 18, 1996 and May 14, 1996.

     WHEREAS, Section 13.23 of the Reseller Agreement provides that the Reseller Agreement shall be null and void if the parties have not executed final forms of Exhibits A, B C and D to the Reseller Agreement (the "Exhibits") within forty-five (45) days of the date thereof; and

     WHEREAS, despite their efforts to date, the parties have not executed the final Exhibits and the execution period shall expire on June 15, 1996; and

     WHEREAS, the parties hereto deem it necessary and desirable to extend the time period within which the final Exhibits shall be finalized and executed.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and such further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The parties shall have until July 15, 1996 to formally approve and execute the Exhibits. Failing such execution shall render the Reseller Agreement null and void.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum, this ____ day of June, 1996.

PAGEMART, INC.                                   EXCEL TELECOMMUNICATIONS, INC.


By:  /s/ KENNETH L. HILTON                       By:  /s/ KENNY A. TROUTT
   -----------------------------                    ----------------------------
     Kenneth L. Hilton                                Kenny A. Troutt
     Executive V.P.                                   President and CEO
     Strategic Business Units

                                ADDENDUM NO. 4
                                      TO
                              RESELLER AGREEMENT


     This Addendum NO. 4 to the Reseller Agreement dated as of July 15, 1996, by and between PageMart, Inc. and Excel Telecommunications, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed there to in that certain Reseller Agreement dated March 20, 1996 by and between PageMart, Inc. and Excel Telecommunications, Inc. (the "Reseller Agreement"), as amended by the Addendum dated April 18, 1996, May 14, 1996 and June 12, 1996.

     WHEREAS, Section 13.23 of the Reseller Agreement provides that the Reseller Agreement shall be null and void if the parties have not executed final forms of Exhibits A, B C and D to the Reseller Agreement (the "Exhibits") within forty-five (45) days of the date thereof; and

     WHEREAS, despite their efforts to date, the parties have not executed the final Exhibits and the execution period shall expire on July 15, 1996; and

     WHEREAS, the parties hereto deem it necessary and desirable to extend the time period within which the final Exhibits shall be finalized and executed.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and such further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The parties shall have until August 15, 1996 to formally approve and execute the Exhibits. Failing such execution shall render the Reseller Agreement null and void.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum, this 15th day of July, 1996.

PAGEMART, INC.                                   EXCEL TELECOMMUNICATIONS, INC.


By:  /s/ TODD A. BERGWALL                        By:  /s/ KENNY A. TROUTT
   -------------------------------                  ----------------------------
     Todd A. Bergwall                                 Kenny A. Troutt
     Secretary                                        President and CEO

                                ADDENDUM NO. 5
                                      TO
                              RESELLER AGREEMENT


     This Addendum NO. 5 to the Reseller Agreement dated as of August 14, 1996, by and between PageMart, Inc. and Excel Telecommunications, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed there to in that certain Reseller Agreement dated March 20, 1996 by and between PageMart, Inc. and Excel Telecommunications, Inc. (the "Reseller Agreement"), as amended by the Addendum dated April 18, 1996, May 14, 1996, June 12, 1996 and July 15, 1996.

     WHEREAS, Section 13.23 of the Reseller Agreement provides that the Reseller Agreement shall be null and void if the parties have not executed final forms of Exhibits A, B C and D to the Reseller Agreement (the "Exhibits") within forty-five (45) days of the date thereof; and

     WHEREAS, despite their efforts to date, the parties have not executed the final Exhibits and the execution period shall expire on August 15, 1996; and

     WHEREAS, the parties hereto deem it necessary and desirable to extend the time period within which the final Exhibits shall be finalized and executed.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and such further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The parties shall have until September 15, 1996 to formally approve and execute the Exhibits. Failing such execution shall render the Reseller Agreement null and void.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum, this 15th day of August, 1996.

PAGEMART, INC.                                   EXCEL TELECOMMUNICATIONS, INC.


By:  /s/ TODD A. BERGWALL                         By:  /s/ KENNY A. TROUTT
   -------------------------------                   ---------------------------
     Todd A. Bergwall                                  Kenny A. Troutt
     Secretary                                         President and CEO

                                ADDENDUM NO. 6
                                      TO
                              RESELLER AGREEMENT


     This Addendum NO. 6 to the Reseller Agreement dated as of September 14, 1996, by and between PageMart, Inc. and Excel Telecommunications, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed there to in that certain Reseller Agreement dated March 20, 1996 by and between PageMart, Inc. and Excel Telecommunications, Inc. (the "Reseller Agreement"), as amended by the Addendum dated April 18, 1996, May 14, 1996, June 12, 1996, July 15, 1996 and August 14, 1996.

     WHEREAS, Section 13.23 of the Reseller Agreement provides that the Reseller Agreement shall be null and void if the parties have not executed final forms of Exhibits A, B C and D to the Reseller Agreement (the "Exhibits") within forty-five (45) days of the date thereof; and

     WHEREAS, despite their efforts to date, the parties have not executed the final Exhibits and the execution period shall expire on September 15, 1996; and

     WHEREAS, the parties hereto deem it necessary and desirable to extend the time period within which the final Exhibits shall be finalized and executed.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and such further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The parties shall have until September 30, 1996 to formally approve and execute the Exhibits. Failing such execution shall render the Reseller Agreement null and void.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum, this 15th day of September, 1996.

PAGEMART, INC.                                    EXCEL TELECOMMUNICATIONS, INC.


By:  /s/ TODD A. BERGWALL                         By:  /s/ KENNY A. TROUTT
   -------------------------------                   ---------------------------
     Todd A. Bergwall                                  Kenny A. Troutt
     Secretary                                         President and CEO

                                   EXHIBIT A

                                RESELLER PRICING

I.  Reseller Pricing

    PageMart will sell to Excel airtime and service under the following pricing schedule:

                                    NUMERIC

                                                STANDARD
CUSTOMERS/1/   LOCAL    STATEWIDE   REGIONAL   NATIONWIDE   INFOROAM

0-50,000       XXXXX      XXXXX      XXXXXX      XXXXXX       XXX
50,001-75,000  XXXXX      XXXXX      XXXXXX      XXXXXX       XXX
75,001-        XXXXX      XXXXX      XXXXXX      XXXXXX       XXX
250,000
250,001-       XXXXX      XXXXX      XXXXXX      XXXXXX       XXX
500,000
>500,000       XXXXX      XXXXX      XXXXXX      XXXXXX       XXX


                                 ALPHA/NUMERIC

                                                STANDARD
CUSTOMERS      LOCAL    STATEWIDE   REGIONAL   NATIONWIDE   INFOROAM

0-50,000       XXXXX       XXX        XXX         XXX        XXXXXX
50,001-        XXXXX       XXX        XXX         XXX        XXXXXX
75,000
75,001-        XXXXX       XXX        XXX         XXX        XXXXXX
250,000
250,001-       XXXXX       XXX        XXX         XXX        XXXXXX
500,000
500,001        XXXXX       XXX        XXX         XXX        XXXXXX
N/A: Service not available

    Excel and PageMart hereby agree as follows:

    (1) if Excel reaches one of the five benchmarks for number of Customers in the charts above, then all of the Customers will receive the lower price associated with such Customer benchmark. By way of example, if Excel

------------------------
/1/ As used in Section I of this Exhibit, "Customers" shall mean the total alpha/numeric and numeric paging Customers of Excel.

        has XXXXXX Customers, its local numeric service cost for all Customers will be XXXXX and its local alpha/numeric service cost for all Customers will be XXXXX.

    (2) if Excel provides an 800 number into the PageMart terminal to utilize alpha dispatch, all of the above alpha prices will be reduced by XXXXX.

    (3) the quoted InfoRoam prices include, in addition to other services, numeric and alpha/numeric messages, numeric retrieval and the cost of 800 service access for Customers to change coverage areas.

    (4) the quoted rates for alpha/numeric service shall be increased by XXXXX for Excel Customers in Los Angeles and San Diego.

II. Overcalls

          For the purposes of this Exhibit, Overcalls shall be calculated based upon the total number of Excel Customers in a particular service class in a given month. The formula for determining whether an Overcall Charge (as described below) applies is as follows: (I) the actual number of calls sent through the PageMart system by Excel Customers in a particular service class (i.e. local numeric), minus (ii) the product of (a) the total XXXXXXXXXXXXXXXXX and the XXXXXXXXXXXXXXXXXXXXXXX for such XXXXXXXXX (i.e. XXXXX for XXXXXXX). If the difference between (I) and (ii) is greater than XXXX, the difference multiplied by the applicable service class Overcall Charge will equal the monthly Overcall Charge for that month for that service class.

          For purposes of this Exhibit each service class will be calculated separately. All local numeric and statewide users will be aggregated at XXX calls per user, all regional numeric will be aggregated at XXX calls per user, and all standard nationwide numeric will be aggregated at XXX calls per user. All alpha/numeric Customers will be aggregated at XX alpha calls and XXX numeric calls.

          Excel agrees to sell only local alpha and nationwide InfoRoam alpha services. Excel will not sell statewide, regional, or nationwide alpha services.

                                   OVERCALLS

                                                         STANDARD
                            LOCAL  STATEWIDE  REGIONAL  NATIONWIDE  INFOROAM
TEXT
 Maximum                      XXX     XXX        XXX        XXX          XXX
 Overcall Charge
 per Page                   XXXXX     XXX        XXX        XXX        XXXXX

NUMERIC
 Maximum                     XXXX     XXXX      XXXX       XXXX         XXXX
 Overcall Charge
 per Page                   XXXXX    XXXXX     XXXXX      XXXXX        XXXXX

UNIVERSAL 800
ACCESS FOR
NUMERIC SERVICES
(NOT APPLICABLE IF EXCEL
 PROVIDES 800#)

 Maximum                     XXXX     XXXX      XXXX       XXXX         XXXX
 Overcall Charge
 per Page                   XXXXX    XXXXX     XXXXX      XXXXX        XXXXX


          PageMart shall provide free Internet access to all of Excel's alpha/numeric Customers. PageMart hereby acknowledges and agrees that Excel's alpha/numeric Customers will automatically receive free news and weather updates several times per day and that such broadcast messages will not count towards the number of pages Excel Customers may receive before an Overall Charge is assessed.

                                   EXHIBIT A

III. ENHANCED SERVICES

        Generic Prompt                       XXXXXXXXX

        Custom Greeting                         XXXXXX

        Numeric Retrieval                       XXXXXX

        Neighbor City                           XXXXXX

        Pick Your City (numeric only)           XXXXXX

        NorPac/Western New York                 XXXXXX  XXXXXXX

        Rocky Mountains                         XXXXXX  XXXXXXX

        Seabord                                 XXXXXX  XXXXXXX

        Gulf Coast / East Coast                 XXXXXX  XXXXXXX

        Small Talk Voice Mail for Local #       XXXXXX

        Standard Voice Mail for Local #         XXXXXX

        Executive Voice Mail for Local #        XXXXXX

        Small Talk Voice Mail for 800# **       XXXXXX

        Standard Voice Mail for 800# **         XXXXXX

        Executive Voice Mail for 800# **        XXXXXX

          ** Premium rate applies only in PageMart provides the 800#.


EXECUTED AS OF THE 30TH DAY OF SEPTEMBER, 1996.
                   ----        ---------

PAGEMART, INC.                       EXCEL TELECOMMUNICATIONS, INC.

By: /s/ KENNETH L. HILTON            By: /s/ KENNY A. TROUTT
    ------------------------------       ------------------------------
    Kenneth L. Hilton, Executive         Kenny A. Troutt, President
    V.P., Strategic Business Units       and Chief Executive Officer

                                   EXHIBIT B
                   GEOGRAPHICAL AND TECHNOLOGICAL CONSTRAINTS


1) PAGEMART will not be required to provide Services to EXCEL Customers except in the geographical areas where PAGEMART provides coverage. PAGEMART will provide EXCEL with updated zip code coverage files, an updated atlas and coverage maps setting forth PAGEMART's coverage areas as of the date of such maps, as soon as such maps, files and updates become available to PAGEMART's internal sales units. Such zip code coverage files, atlas and coverage maps updates will be provided in electronic format to EXCEL as soon as such updates are available in such format. PAGEMART will use its best efforts to promptly develop an electronic format for such files, atlas and maps.

2) Availability of local DID and LATA numbers for EXCEL Customers is contingent upon the availability of such numbers in PAGEMART's inventory at the time of activation. EXCEL will have access to all available PAGEMART local DID and LATA numbers under the same conditions as provided to resellers of PAGEMART Products and Services purchasing equivalent volume on similar terms and conditions. In the event no local DID numbers are available, PAGEMART will provide an EXCEL Customer with a LATA number, if available, or, if not available, service will be provided via a PIN to be used with EXCEL's own toll-free number. Notwithstanding the foregoing, where there are multiple local DID pools available in a particular zip code area, EXCEL may choose a LATA number. Should EXCEL, at the time of activation, assign a LATA number when there exists a singular match, according to the zip code coverage files, atlas and coverage maps delivered to EXCEL by PageMart, between a local DID number and a zip code, PAGEMART reserves the right to charge EXCEL XXXX per number, per month if EXCEL assigns a LATA number.

       PAGEMART has no obligation to activate any number, other than those EXCEL Customers for which a DID number or LATA number is available, or obtain local DID numbers or LATA numbers in any geographical area or market, or reserve any local DID or LATA numbers for EXCEL's Customers.

3) In the event EXCEL desires to use its own local DID numbers, such numbers must point down PAGEMART's existing trunk groups and EXCEL shall pay all reasonable costs associated with the use of such numbers including, without limitation, equipment costs and upgrades, license fees and other related expenses. If EXCEL desires to use such numbers, the parties agree to negotiate an amendment or Exhibit to the Agreement setting forth the specific terms of such an arrangement.

4) At EXCEL's request, PAGEMART will sell EXCEL Motorola Pronto and Advisor Gold pagers unless otherwise mutually agreed to provide other models.

5)     All pagers activated on the PAGEMART system must be FLEX pagers.

6) Other than as specifically provided in this Exhibit or the Agreement, PAGEMART will not be responsible for lost pages, voice messages or retrieval services caused by means other than the negligence or willful misconduct of PAGEMART, including, but not limited to dialing errors, power failures, malfunctioning of wireline telephone services and equipment and electronic interference.

7) PAGEMART will provide EXCEL with an accurate zip code/phone pool ID file as soon as available to PAGEMART's own market support group.

8) In the event of any conflict or discrepancy between the terms of the Agreement and this Exhibit B, the terms of the Agreement shall prevail.


EXECUTED AS OF THE 30TH DAY OF SEPTEMBER, 1996.


PAGEMART, INC.                       EXCEL TELECOMMUNICATIONS, INC.

By: /s/ KENNETH L. HILTON            By: /s/ KENNY A. TROUTT
    ------------------------------       ------------------------------
    Kenneth L. Hilton, Executive         Kenny A. Troutt, President
    V.P., Strategic Business Units       and Chief Executive Officer

                                   EXHIBIT C
                              PERFORMANCE CRITERIA


       I. Network Performance Criteria
          ----------------------------

         1. Averaged on a monthly basis, PAGEMART's network terminal, uplink and transmitter infrastructure will operate at a minimum of 99.0% of availability.

         2. Averaged on a monthly basis, PAGEMART's system will transmit at least 99% of the messages received into the PAGEMART paging system.

         3. PAGEMART will provide EXCEL with monthly network performance statistic reports covering terminal availability, uplink availability and transmitter availability. PAGEMART will provide such reports by the 20th day of the month following the month to which such statistics relate.

         4. Based upon its analysis of capacity utilization, PAGEMART will provide EXCEL with written notice of any potential capacity problem in a particular geographic area. PAGEMART will use its best efforts to provide such notice to EXCEL ninety (90) days in advance of any such potential capacity problem or, if less, as soon as such potential problem becomes evident to PAGEMART. Such notice shall include a description of PAGEMART's plans to remedy such capacity constraint.

         5. At EXCEL's expense, PAGEMART will facilitate the direct electronic feed of the same information PAGEMART receives in its National Service Center with respect to system outages. In addition, in the event of a major outage, PAGEMART, within 5 days of the remedy of any such outage, will provide EXCEL root cause analysis and will set forth what actions have been and will be taken to prevent reoccurrence.

  II.    Activation and Deactivation Procedure
         -------------------------------------

         1. All activation, deactivation and coverage changes that are performed by EXCEL will utilize Host-to-Host system interface, PAGEMART's PRIME System, ActFast software or other electronic means.

         2. PAGEMART, on a daily basis, will provide EXCEL an Audit Transaction Log File, which will include a file of daily transactions that caused changes to EXCEL's Customer data.

         3. Notwithstanding anything to the contrary contained herein, PAGEMART, at the request of EXCEL, will perform phone number exchanges, coverage changes, and perform other account maintenance functions for EXCEL Customers on a 24 hour 7 day a week basis. In addition, PAGEMART will initially activate pagers for EXCEL Customers at the request of EXCEL for an agreed upon fee. PAGEMART acknowledges and agrees that its customer service agents or other employees, representatives, or agents that offer or provide services to EXCEL Customers under this Agreement will identify themselves as EXCEL and not as PAGEMART representatives.

         4. PAGEMART hereby agrees that its objective is that the host-to-host interface system will have an average transaction response time of no more than ten (10) seconds. Should average response time be in excess of ten (10) seconds, PAGEMART will use its best efforts to improve system performance. The host-to-host interface system will operate at a minimum of 99.0% availability averaged over a monthly period, exclusive of scheduled maintenance. PAGEMART shall notify EXCEL of any such scheduled maintenance in writing at least thirty (30) days prior to such scheduled maintenance.

         5. PAGEMART hereby agrees that the PRIME system will have an average transaction response time for EXCEL equivalent to that provided to its own National Service Centers, on similarly configured wide area network systems. The PRIME system will operate at a minimum of 99.0% availability averaged over a monthly period, exclusive of scheduled maintenance. PAGEMART shall notify EXCEL of any such scheduled maintenance in writing at least thirty (30) days prior to such scheduled maintenance.

III.     Maintenance, Refunds and Credit Policy
         --------------------------------------

         1. Unless returned for warranty purposes, no returns will be accepted on any privately labeled pagers.

         2. EXCEL will be provided with the Motorola 15 month extended warranty on equipment, a copy of which is attached as Schedule C-1 hereto and incorporated herein by this reference. PAGEMART hereby agrees to pass through or assign any third party's warranty which PAGEMART receives in connection with any pagers or other product provided to EXCEL.

         3. Unless EXCEL or an EXCEL Customer elects to return malfunctioning equipment directly to Motorola, EXCEL will return malfunctioning equipment purchased through PAGEMART to PAGEMART after first performing an internal inspection to confirm that the problem is a warranty problem. PAGEMART will return such equipment to the manufacturer for repair or replacement and coordinate the return of a repaired or replacement pager to EXCEL. EXCEL will be responsible for all freight charges not covered by warranty. EXCEL will be responsible for any maintenance and provision of loaner pagers to EXCEL Customers.

IV.      PAGEMART Customer Service
         -------------------------

         1. PAGEMART will provide customer service through its national service center as provided on Schedule C-2 attached hereto.


V.       National Dispatch Center
         ------------------------

         1. The National Dispatch Center ("NDC") will establish a
            PAGEMART sub-account for EXCEL.

         2. PAGEMART will provide to EXCEL the services more fully set forth in Schedule C-3 attached hereto through NDC as its subcontractor. To the extent authorized or permitted by applicable law, PAGEMART hereby agrees to pass through and assign any warranties, representations, agreements, or rights which PAGEMART receives or has in connection with that certain service agreement between PAGEMART and NDC as may be amended from time to time, or such other service agreement as may be entered into between PAGEMART and NDC in connection with the EXCEL sub-account established thereunder.

         3. PAGEMART will pay all invoices received from NDC which shall include all applicable activation charges and recurring message fees.

         4. PAGEMART will in turn, invoice EXCEL for all amounts paid to NDC on the EXCEL sub-account. Charges will include all applicable activation fees and message fees plus XXXX service charge for each message sent by NDC as reflected in the applicable NDC invoice. EXCEL will pay each PAGEMART invoice in full within 30 days of the receipt of the invoice regardless of disputed charges, if any.

         5. In the event EXCEL disputes any charges from NDC, EXCEL will negotiate such dispute directly with NDC as set forth in Schedule C-3. Any resulting credit will appear on the subsequent NDC invoice to PAGEMART and will be passed through to EXCEL. In the event EXCEL and NDC cannot reach an agreement resolving any dispute, PAGEMART and EXCEL will arbitrate such dispute in accordance with the arbitration provisions contained in the Agreement.

         6. PAGEMART hereby represents and warrants that it will update Schedule C-3 as soon as reasonably practicable after a new or amended service agreement in entered into by PAGEMART and NDC with the performance criteria of NDC, including, but not limited to, the response time to customer calls to NDC equivalent to those of PAGEMART.

         7. PAGEMART represents that NDC will answer all calls to the EXCEL dedicated 800 number as "Thank you for calling the EXCEL Message Center," or in a substantially similar manner.

VI.      Billing Detail Record Files
         ---------------------------

         1. PAGEMART, on a monthly basis and no later than the tenth day following the end of a calendar month, hereby agrees to provide EXCEL Billing Detail Record Files outlining all PAGEMART invoices for transaction of EXCEL Customers in such calendar month.


EXECUTED AS OF THE 30TH DAY OF SEPTEMBER, 1996.


PAGEMART, INC.                       EXCEL TELECOMMUNICATIONS, INC.

By: /s/ KENNETH L. HILTON            By: /s/ KENNY A. TROUTT
    ------------------------------       ------------------------------
    Kenneth L. Hilton, Executive         Kenny A. Troutt, President
    V.P., Strategic Business Units       and Chief Executive Officer

                                  SCHEDULE C-1

                     [LETTERHEAD OF MOTOROLA APPEARS HERE]


             Terms and Conditions For Pager Care Plus(R) Extended
                          Warranty on Motorola Pagers


1) Motorola Pager Care Plus(R) extended warranty covers repair (parts and labor) and return freight of pagers that fail to conform to specifications, malfunction, or suffer internal physical or water damage during normal and customary use during the term of this contract. Such action on the part of Motorola is purchaser's sole remedy and shall be the full extent of Motorola's liability hereunder. Repair may include the replacement of parts or boards with functionally equivalent, reconditioned or new parts or boards. These replacement parts and boards are warranted for the balance of the warranty on the pager.
All replaced parts and boards shall become the property of Motorola. Extended Warranty coverage is not transferable from one pager to another. Extended warranty does not cover loss or theft of pagers. There are no other warranties express or implied. Warranties of merchantability or fitness for a particular purpose are expressly excluded. In no event shall Motorola be liable for incidental, special, or consequential damages to the full extent such may be disclaimed by law.

2) No assignment or transfer, in whole or in part, of this Agreement shall be binding upon Motorola without its prior written consent.

3) Pagers covered under Motorola's Pager Care Plus(R) extended warranty receive one refurbishment (replacement of needed, not missing, housing parts) of the same color housing at no charge. Holsters are not included in this coverage. The
----------
intended purpose is to refurbish or replace needed (not missing) housing parts on pagers that may become damaged during normal use during the extended warranty period. Subsequent refurbishment, replacement of housing parts or housing color change requests will be subject to additional charges. Missing components of the housing do not qualify for replacement.

4) There is no limit to the number of times a pager covered under Motorola's Pager Care Plus(R) extended warranty can be sent to Motorola or a Motorola authorized pager service center for repair.

5) Motorola agrees to replace any pager lost while in their possession with the same model pager, or equivalent, in like condition. Motorola will not replace products lost in transit to Motorola.

6) A pager's warranty will be void when evidence of unauthorized workmanship or tampering is apparent. If there is any evidence that a pager has been opened by an unauthorized source, the warranty is void and any subsequent repair is subject to a charge.

7) Outbound shipping - Pagers covered under Motorola's Pager Care Plus(R) extended warranty will be returned via the same method as received providing that all the pagers received by Motorola in the inbound shipment are covered
     ---
under the Pager Care Plus(R) extended warranty policy. Via same method means that if the pagers are received by Motorola via ground service, they will be returned via ground service. If they are received via air, they will be returned via 2nd day air.

8) Repairs do not include battery chargers, replacement of batteries, holsters, non-authorized or non-Motorola parts, crystals or housings.

9) The customer will pay the cost of shipping pagers needing repair to one of the four (4) Motorola Pager Care Centers.

Page 2                                                                  01-01-96

10) Damage Repair - All currently manufactured pagers with extended warranty
                        ---------
received for service will be repaired and returned meeting Motorola specifications. Included are pagers that have physical or water damage.

Not included are:
---
 .   Incomplete pagers such as ones in which the boards or components are missing and/or are incompatible.
 .   Pagers whose serial numbers do not match on the boards and/or do not match the serial number on the housing.
 .   Pagers that have had work performed by anyone other than a Motorola authorized pager service center.
 .   Pagers received with non-Motorola housings or non-conforming Motorola housings.
 .   Pagers whose warranty has been voided because of evidence of tampering.
 .   Pager models that are no longer manufactured.

The intended purpose of extended warranty coverage is to repair or replace pagers that failed or have been damaged during normal use. It is not intended to cover pagers assembled from scrap or from non-working boards. Unauthorized disassembly of the pager product or repairs of any kind by anyone other than a Motorola authorized pager service center will void this warranty.

11) The customer agrees to affix a tag to each pager requiring service indicating the problem experienced and if a housing replacement is desired.

12) The Pager Care Centers exclusively use the bar code on pagers for the tracking of units through our centers. Reconciliation of multiple pagers received and/or shipped by our service centers will be limited to the serial number recorded through the bar code. Any substitute serial number, cap code or other identifying numbers cannot be reconciled. The computer system used by the Pager Care Centers is extremely accurate and the results of any reconciliation performed by this system will be conclusive and final. Customers can contact Motorola to inquire the whereabouts of pagers, however, the serial number is required information in order for us to expedite a status. If a proof of delivery is required, this must be requested within 90 days of Motorola's ship date (due to limitations by Federal Express). The Motorola Pager Care Centers will not honor requests for replacements of lost pagers that are outside that 90 day window.

Turn-Around Time
----------------

In shop repair time will be five (5) working* days or less. This is conditional on the basis that both parties agree to quantities of pagers to be processed weekly. In the event that the customer exceeds the agreed quantities of pagers, Motorola will not be held responsible and this agreement shall be executed in full. There are no penalty credits or refunds in part or in whole for either party.

* Excludes weekends and Motorola holidays.

Repair Locations
----------------

Pagers needing repair must be sent to a Motorola authorized pager service center or one of the four (4) Motorola Pager Care Centers listed below.

Southeast Pager Care Center                 South Central Pager Care Center
3020 High Ridge Road Suite 500              1701 Valley View Lane Suite A
Boynton Beach, FL 33428                     Farmers Branch, TX 75234
1-800-548-9954                              1-800-548-9954

Midwest Pager Care Center                   Mid Atlantic Pager Care Center
1335 Basswood                               5370 Truman Drive Suite C
Schaumburg, IL 60173                        Decatur, GA 30035
1-800-548-9954                              1-800-548-9954

                                  SCHEDULE C-2

PAGEMART hereby agrees to provide certain services at the following charges at the end of each calendar month:

PERCENTAGE    DESCRIPTION                          COST PER UIS
0-9.9%        Month end Calls per Ending UIS          XXXXX
10.0-14.9%    Month end Calls per Ending UIS          XXXXX
15.0-19.9%    Month end Calls per Ending UIS          XXXXX
20.0-24.9%    Month end Calls per Ending UIS          XXXXX
25.0-32.9%    Month end Calls per Ending UIS          XXXXX
33% Plus      Month end Calls per Ending UIS          XXXXX

In addition:

EXCEL will pay dedicated 800 number charges, with the number to be provided by PAGEMART from MCI, at the rate of XXXXX PER MINUTE OF USAGE plus taxes and applicable surcharges. EXCEL will have the option to purchase the 800 number from PAGEMART at PAGEMART's cost, converting it to an EXCEL 800 number for their own use, at a future date.

The percentage used in the foregoing chart is calculated as a fraction, the numerator of which is the number of calls from EXCEL Customers received in the PAGEMART switch and the denominator of which is the total number of EXCEL Customers.

Pricing is guaranteed for a period of 12 months from the start of service. After this period, all pricing is subject to renegotiation, should ongoing service be required.

Pricing is based on a minimum of 90 days of service. Should service be discontinued prior to 90 days, and PAGEMART has met all service conditions outlined, EXCEL will be required to pay XXXXX per Unit in Service for each month not fully utilized.

Pricing is based on call information obtained directly from the Nortel MAX Reporting System, based on total CDN call counts from the first to the last date of each month.

Pricing is based on calls received in the PAGEMART switch per Total Units in Service for EXCEL on the last date of each month.

EXCEL has agreed that it is not necessary for PAGEMART National Service Center to have access to EXCEL Customer Name and Address to fulfill the necessary service required.

PAGEMART will handle calls received from EXCEL as priority calls, and will apply service standards of Average Speed of Answer at 30 seconds or less, and Average Calls Abandoned at 6% or less averaged on a monthly basis.

PAGEMART will provide EXCEL with Daily, Weekly, and Monthly Reports on call volume and level of service. These reports will be faxed to a designated representative of EXCEL, to be determined.

EXCEL may schedule visits with the Irving National Service Center at any time as reasonably requested, and has the option, as requested, to have an EXCEL employee on-site after the number of Full Time Equivalents exceeds 50 per week.

PAGEMART and EXCEL will schedule quality monitoring sessions on a regular basis, with the schedule to be determined by EXCEL and PAGEMART at a later date. PAGEMART will allow and will take steps necessary to facilitate EXCEL's monitoring of customer service calls at PAGEMART's customer service center. PAGEMART will periodically tape record calls from EXCEL Customers handled by PAGEMART representatives and will provide such tapes to EXCEL on a monthly basis for training and quality control purposes.

PAGEMART will provide a custom greeting to all EXCEL Calls. The exact verbiage of this greeting will be determined by EXCEL.

Service will be provided 7 days a week, 24 hours a day, with the exceptions of Thanksgiving Day and Christmas Day.

All EXCEL Calls will be routed to a "Special Accounts Group", fully trained in Numeric and Alpha Numeric support. This group will be located in Irving and San Antonio 7th Floor Facilities, to provide disaster recovery and full redundancy.

Both PAGEMART and EXCEL will have the ability to "Hot Key" calls to each other, as required.

PAGEMART and EXCEL hereby acknowledge and agree that from October 1, 1996 through and including December 31, 1996, EXCEL representatives will be permitted to be on site at PAGEMART Customer Service Facilities as reasonably necessary to monitor the handling of calls from EXCEL Customers. EXCEL agrees that such access may be limited by PAGEMART as reasonably necessary such that any visits shall not materially disrupt the usual business operations of PAGEMART.

PAGEMART hereby acknowledges and agrees that its customer service agents, representatives, employees, or associates providing services to EXCEL Customers will provide the same level of service that PAGEMART requires its customer service agents, representatives, employees, or associates to provide. In the event that PAGEMART's customer service agents, representatives, employees, or associates do not provide such service, EXCEL, without liability under this Schedule, this Agreement, or otherwise, shall have the right to move all calls and services requested herein to EXCEL or elsewhere.

On or before December 31, 1996, PAGEMART agrees to provide EXCEL key points of contact and help desk numbers for ongoing support after the ninety (90) day outsourcing agreement has terminated. Such ongoing support will consist of trouble shooting, coverage questions and technical questions.

                                  SCHEDULE C-3

The parties agree to the following:

1. NDC will establish a sub-account for Excel under the PageMart Master Account. The sub-account will allow NDC to provide a summary bill to PageMart and a detailed bill for each subscriber to Excel. All bills will be generated as of the same day each month PageMart's bills are generated. The bills will contain only the prices that NDC charges PageMart. Any additional amount that PageMart may charge Excel for the services NDC provides or any other services PageMart may provide to Excel will be handled through separate agreement between PageMart and Excel.

       PageMart shall have absolute responsibility for payment for all services rendered by NDC to Excel subscribers. PageMart authorizes NDC to negotiate directly with Excel regarding any billing disputes, and NDC agrees to negotiate in good faith with Excel and PageMart to resolve all such disputes. Any credits agreed to by NDC shall be reflected on the following month's bill.

2. Normally, all activations, terminations and change orders ("Notices"), would be sent to NDC through PageMart. However, NDC has agreed that Excel will be allowed to send such Notices related to Excel subscribers directly to NDC, rather than having to submit them through PageMart. NDC shall process any Notices sent to NDC by PageMart and Excel within the time frames set forth below ninety percent (90%) of the time, averaged on a monthly basis.

       Any Notices sent to NDC prior to 4:00 p.m. Pacific Standard Time,
       Monday through Friday, shall be processed no later than midnight Pacific
       Standard Time the same day.   Any Notices sent to NDC after 4:00 p.m.
       Pacific Standard Time, Monday through Friday, or on Saturday, Sunday or holidays shall be processed no late than 12:00 p.m. Pacific Standard Time, the next business day. All other Notices not processed within the above times shall be processed by the end of the following business day. The above time frames apply only to Notices that are processed manually, so long as AI (as defined below) is in Beta testing. If NDC proceeds with a customer release version of AI, the above time frames shall also apply to Notices that are processed vial AI.

3. NDC is currently working on developing an automated interface to process certain types of Notices, but not all types of Notices ("AI"). PageMart agrees that Excel shall assist NDC in the Beta testing for AI for Excel subscribers.

       Acceptable Notices that may be processed through AI include Notices to activate or deactivate Standard Operator Dispatch Services for a subscriber. Activation of deactivation of Standard Operator Dispatch Services will automatically include activation or deactivation of all of the following services:

*      Operator assisted messaging
*      Message Retrieval
*      Page Forwarding
*      Electronic Calendar
*      Bilingual Service (Spanish or English)
*      Sequentially numbered messages

       In addition to activations and deactivations of Standard Operator Dispatch Services, AI can be used to modify any of the subscriber data for a subscriber ("Modifications"). NDC will provide procedures and guidelines for Notices to be processed vial AI prior to implementation of AI.

       PageMart shall ensure that Excel reports AI malfunctions to NDC with enough information to allow NDC to successfully reproduce the malfunction. NDC will respond as soon as reasonable practical to reported problems. If NDC determines, in its reasonable discretion, that Excel is failing to respond to any reasonable request by NDC for information related to AI, or to perform any material task necessary to implement AI, within a reasonable time, NDC shall give PageMart and Excel written notice of such failure and PageMart and Excel shall have ten (10) days to cure such failure. If such failure is not cured, or reasonable steps to cure such failure are not taken, NDC shall have the right to cease testing of AI with Excel and NDC shall have no further obligations to attempt to provide AI to Excel subscribers.

       The parties acknowledge that AI has not completed NDC's full quality assurance program and may have errors or defects. NDC makes no express or implied warranty of any kind with respect to AI, and specifically disclaims the implied warranties of merchantabilty and fitness for a particular purpose. NDC shall not be liable for any loss or damage to PageMart, Excel, their respective customers or any third party caused by AI, whether direct, indirect, special, incidental or consequential, regardless of the legal theory upon which such loss or damage may be based.

       PageMart, and Excel as its designee, shall have the right to use the release version of AI, if NDC proceeds with a customers release version, without further charge, except for the activation and Modification processing fees described below.

       Activation and Modification Notices successfully processed via AI, whether during the Beta testing or after NDC proceeds with a customer release version, will be charged at a rate of XXXXX per Notice. There is no charge for deactivation Notices successfully processed through AI. Notices which cannot be successfully processed via AI, for any reason whatsoever, must be processed manually. Activation Notices processed manually will be charged at a rate of XXXXX per notice. There is no charge for Modification or deactivation Notices processed manually.

                                   EXHIBIT D
                          WAREHOUSING AND DISTRIBUTION


1) EXCEL will provide PAGEMART forecasts for equipment of 90 days forward on a monthly basis (on or around 1st of each month).

2) EXCEL will provide PAGEMART purchase orders to cover each forecast. Such purchase orders will include, at a minimum, information regarding pager models, prices, quantities and requested delivery dates.

3) PAGEMART will place orders with vendors to match EXCEL purchase orders submitted through PAGEMART. PAGEMART disclaims any ability to warrant vendor ship dates (dependent on vendor) and shall not be liable to EXCEL for ship dates missed by vendors or other delays caused by vendors.

4) PAGEMART will provide EXCEL with a schedule of ship dates from the vendor (approximately every two weeks) substantially in the form of Schedule D-1 attached hereto.

5) EXCEL may, without liability, cancel or make any changes to ship dates up to four weeks prior to the scheduled vendor ship date. EXCEL is
                                                                  --------
       irrevocably committed to an order 28 calendar days prior to the vendor
       ---------------------
       ship date, and agrees to payment terms thereafter. Notwithstanding anything to the contrary herein, in no event will EXCEL be irrevocably committed to purchase any pagers prior to October 23, 1996, unless EXCEL has provided a firm purchase order to PAGEMART before that date and in such event only to the extent of such firm purchase order.

6) EXCEL will be responsible for lost equipment after receipt of units in EXCEL warehouse, (after the packing list or waybills have been accepted by EXCEL, EXCEL has confirmed delivery).

7) Equipment will be purchased according to the prices set forth on the equipment price schedule attached hereto as Schedule D-2, as may be amended from time-to-time as a result of equipment price changes by vendors.

8) The vendor will ship equipment to EXCEL. All shipments will be F.O.B. Point of Origin. Freight and insurance are not included in the prices set forth on Schedule D-2 and are the responsibility of EXCEL.

9) In the event PAGEMART stores any equipment for EXCEL at PAGEMART facilities, PAGEMART will insure such equipment. Such equipment will be shipped to EXCEL F.O.B. destination at EXCEL's facility. PAGEMART will be responsible for insuring any such shipment. EXCEL will be responsible for payment of freight charges.

10) PAGEMART will invoice for equipment delivered to EXCEL (inclusive of freight charges) each week. Payment of PAGEMART invoice must be received 30 days from date of invoice.

11) PAGEMART has established a XXXXXXXXXX credit line for EXCEL equipment purchases. PAGEMART will offer EXCEL a XXXXXXXXXXX XXXX discount for equipment invoices paid within seven (7) business days of invoice date. In the event EXCEL disputes a charge on any invoice within seven (7) days of the date of such invoice, and it is determined that such charge should be reduced, EXCEL shall be entitled to the XX discount on such reduced charge for seven (7) days after notification of the reduced charge. EXCEL shall not be entitled to any discount in the event that the accuracy of any disputed charge is confirmed.

12) After receipt of equipment, EXCEL will inspect and notify PAGEMART of all delivery discrepancies within 14 business days of receipt of equipment.

13) EXCEL will provide PAGEMART with the original packing list within two business days of receipt of equipment so that items may be entered into the PAGEMART system.

14) Due to private labeling of product, EXCEL may not return excess product to PAGEMART and PAGEMART has no obligation to accept such returns.

15)    Warranty - 15 month. Motorola warranty provided.
                            --------------------------

16) PAGEMART will have necessary access to EXCEL facilities upon reasonable notice for the purpose of verification of equipment.


EXECUTED AS OF THE 30TH DAY OF SEPTEMBER, 1996.


PAGEMART, INC.                       EXCEL TELECOMMUNICATIONS, INC.

By: /s/ KENNETH L. HILTON            By: /s/ KENNY A. TROUTT
    ------------------------------       ------------------------------
    Kenneth L. Hilton, Executive         Kenny A. Troutt, President
    V.P., Strategic Business Units       and Chief Executive Officer

                                  SCHEDULE D-1

                      EXCEL PURCHASE ORDER DELIVERY DATES
                              September 18, 1996

                               Requested
         SCHEDULED             Ship Date       Unit        Total
    MODEL          QTY.        Week of         Price       Cost
    -----          ----       ---------        -----       -----

ADVISOR GOLD       XXXX       Sept.30          XXXX        XXXX
PRONTO             XXXX       Sept.30          XXXX        XXXX
ADVISOR GOLD       XXXX       Oct.7            XXXX        XXXX
PRONTO             XXXX       Oct.7            XXXX        XXXX
ADVISOR GOLD       XXXX       Oct.14           XXXX        XXXX
PRONTO             XXXX       Oct.14           XXXX        XXXX
ADVISOR GOLD       XXXX       Oct.21           XXXX        XXXX
PRONTO             XXXX       Oct.21           XXXX        XXXX
ADVISOR GOLD       XXXX       Oct.28           XXXX        XXXX
PRONTO             XXXX       Oct.28           XXXX        XXXX
ADVISOR GOLD       XXXX       Nov.4            XXXX        XXXX
PRONTO             XXXX       Nov.4            XXXX        XXXX
ADVISOR GOLD       XXXX       Nov.11           XXXX        XXXX
PRONTO             XXXX       Nov.11           XXXX        XXXX
ADVISOR GOLD       XXXX       Nov.18           XXXX        XXXX
PRONTO             XXXX       Nov.18           XXXX        XXXX
ADVISOR GOLD       XXXX       Nov.25           XXXX        XXXX
PRONTO             XXXX       Nov.25           XXXX        XXXX
ADVISOR GOLD       XXXX       Dec.2            XXXX        XXXX
PRONTO             XXXX       Dec.2            XXXX        XXXX
ADVISOR GOLD       XXXX       Dec.9            XXXX        XXXX
PRONTO             XXXX       Dec.9            XXXX        XXXX
ADVISOR GOLD       XXXX       Dec.16           XXXX        XXXX
PRONTO             XXXX       Dec.16           XXXX        XXXX
ADVISOR GOLD       XXXX       Dec.23           XXXX        XXXX
PRONTO             XXXX       Dec.23           XXXX        XXXX
ADVISOR GOLD       XXXX       Dec.30           XXXX        XXXX
PRONTO             XXXX       Dec.30           XXXX        XXXX
ADVISOR GOLD       XXXX       Jan.6            XXXX        XXXX
PRONTO             XXXX       Jan.6            XXXX        XXXX


TOTALS:

ADVISOR GOLD       XXXX                                    XXXX
PRONTO             XXXX                                    XXXX
                 ------                                  ------
TOTAL UNITS        XXXX                                    XXXX


                                  SCHEDULE D-2

                               EQUIPMENT PRICING



PAGEMART cost inclusive of any and all
discounts (including Motorola Warranty)    plus     XXXXX

Price to EXCEL:
--------------

         Motorola Pronto                           XXXXXXX
         Motorola Advisor Gold                     XXXXXXX

Other pagers or dummy pagers may be added by mutual agreement between the parties.